EXHIBIT 32.2
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT
TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Amended Annual Report on Form 10-K/A of Blackbaud, Inc. (the “Company”) for the period ended December 31, 2006 as filed with the Securities and Exchange Commission on or about the date hereof (the “Report”), I, Timothy V. Williams, Senior Vice President and Chief Financial Officer, hereby certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of, and for, the periods presented in the Report.

/s/ Timothy V. Williams

Timothy V. Williams
Senior Vice President and Chief Financial Officer
May 25, 2007